FS Energy and Power Fund 8-K

Exhibit 10.1

Execution Version

FIRST SUPPLEMENTAL INDENTURE

Dated as of December 15, 2014

to the

INDENTURE

by and among

Gladwyne Funding LLC,

as Issuer

and

Citibank, N.A.,

as Trustee

Dated as of September 11, 2014

FIRST SUPPLEMENTAL INDENTURE, dated as of December 15, 2014, between Gladwyne Funding LLC, a Delaware limited liability company (the “Issuer”), and Citibank, N.A., a national banking association, organized and existing under the laws of United States of America, not in its individual capacity but solely as trustee under the Indenture referred to below (the “Trustee”).

Preliminary statement

The Issuer and the Trustee are parties to an Indenture, dated as September 11, 2014 (as amended, supplemented or otherwise modified from time to time, the “Indenture”).

The Issuer has requested that the Trustee enter into this Supplemental Indenture in order to amend the Indenture on the terms and conditions provided herein. The consent of a Majority of Noteholders regarding the entry into this Supplemental Indenture, and any required Opinion of Counsel, have been delivered to the Trustee.

Accordingly, in consideration of the promises and the mutual agreements contained herein, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section 1. Defined Terms. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings assigned thereto in the Indenture.

Section 2. Amendments to the Indenture. Effective upon the date hereof:

(a)

The definition of “Maximum Principal Amount” shall be deleted in its entirety and replaced with the following:

“Maximum Principal Amount”: $577,750,000.

(b)

The definition of “Effective Date” shall be deleted in its entirety and replaced with the following:

“Effective Date”: March 15, 2015.

(c)

The definition of “Collateral Obligations” shall be deleted in its entirety and replaced with the following:

“Collateral Obligation”: Means (a) with respect to any Loan or Bond originated by the Issuer or its Affiliates, that, at the time it is purchased (or a commitment is made to purchase such obligation) by the Issuer, satisfies each of the following criteria:

(i)

it has been approved by a Majority of the Noteholders in accordance with the procedures set forth in Section 12.2(a); and

(ii)

it does not cause the Aggregate Principal Amount of the Collateral to consist of greater than 45% of Private Collateral Obligations (or, if such limit was out of compliance prior to such purchase or commitment, such purchase or commitment does not worsen the level of non-compliance); and

(iii)

it does not cause the Aggregate Principal Amount of the Collateral to consist of greater than 15% of Collateral Obligations that are Participations (or, if such limit was out of compliance prior to such purchase or commitment, such purchase or commitment does not worsen the level of non-compliance); and all of the Participations are Qualified Participations; and

(b) with respect to any other Loan or Bond, that, at the time it is purchased (or a commitment is made to purchase such obligation) by the Issuer, satisfies each of the following criteria:

(i)

it is not more than 20% of the related debt issuance thereof;

(ii)

it has been approved by a Majority of the Noteholders in accordance with the procedures set forth in Section 12.2(a);

(iii)

it does not mature more than 8 years after the date on which it was purchased or entered into;

(iv)

it does not cause all Loans or Bonds of a single issuer to constitute more than 20%, the Aggregate Principal Amount of the Collateral (or, if such limit was out of compliance prior to such purchase or commitment, such purchase or commitment does not worsen the level of non-compliance);

(v)

it does not cause the Aggregate Principal Amount of the Collateral to consist of greater than 45% of Private Collateral Obligations (or, if such limit was out of compliance prior to such purchase or commitment, such purchase or commitment does not worsen the level of non-compliance);

(vi)

it does not cause the Aggregate Principal Amount of the Collateral to consist of greater than 15% of Collateral Obligations that are Participations (or, if such limit was out of compliance prior to such purchase or commitment, such purchase or commitment does not worsen the level of non-compliance); and all of the Participations are Qualified Participations;

(vii)

it is U.S. Dollar denominated and is neither convertible by the issuer thereof into, nor payable in, any other currency;

(viii)

it is not a Defaulted Obligation or a Credit Risk Obligation;

(ix)

it is not a lease (including a finance lease);

(x)

it is not an Interest Only Security;

(xi)

it provides for a fixed amount of principal payable in Cash on scheduled payment dates and/or at maturity and does not by its terms provide for earlier amortization or prepayment at a price of less than par;

(xii)

it does not constitute Margin Stock;

(xiii)

it is an obligation with respect to which the Issuer will receive payments due under the terms of such obligation and proceeds from disposing of such asset free and clear of withholding tax, other than (A) withholding tax as to which the obligor or issuer must make additional payments so that the net amount received by the Issuer after satisfaction of such tax is the amount due to the Issuer before the imposition of any withholding tax and (B) withholding tax on (x) late payment fees, prepayment fees or other similar fees and (y) amendment, waiver, consent and extension fees;

(xiv)

it is not a debt obligation whose repayment is subject to substantial non-credit related risk as determined by the Investment Manager;

(xv)

it is not an obligation pursuant to which any future advances or payments to the borrower or the obligor thereof may be required to be made by the Issuer (other than to indemnify an agent or representative for lenders pursuant to the Reference Instruments);

(xvi)

it is not a Structured Finance Obligation;

(xvii)

the purchase of such obligation will not require the Issuer or the pool of Collateral to be registered as an investment company under the Investment Company Act;

(xviii)

such obligation is not, by its terms, convertible into or exchangeable for an Equity Security at any time over its life;

(xix)

such obligation does not mature after the Stated Maturity of the Notes;

(xx)

such obligation is Registered;

(xxi)

such obligation is not a Synthetic Security;

(xxii)

such obligation does not include or support a letter of credit;

(xxiii)

such obligation is not an interest in a grantor trust;

(xxiv)

such obligation is issued by an obligor that is domiciled in the United States, Canada or any other jurisdiction approved by a Majority of the Noteholders;

(xxv)

such obligation is not issued by an issuer located in a country, which country on the date on which the obligation is acquired by the Issuer imposed foreign exchange controls that effectively limit the availability or use of U.S. Dollars to make when due the scheduled payments of principal thereof and interest thereon; and

(xxvi)

it does not cause the Aggregate Principal Amount of the Collateral to consist of greater than 45% of second lien loans (or, if such limit was out of compliance prior to such purchase or commitment, such purchase or commitment does not worsen the level of non-compliance), provided, however, that one or more of the foregoing requirements may be waived in writing by the Majority of the Noteholders (in their sole and absolute discretion) prior to the Issuer’s commitment to purchase a Collateral Obligation.

(d)

The definition of “Stated Maturity” shall be deleted in its entirety and replaced with the following:

“Stated Maturity”: With respect to any security or debt obligation, including a Note, the date specified in such security or debt obligation as the fixed date on which the final payment of principal of such security or debt obligation is due and payable or, if such date is not a Business Day, the next following Business Day. The Stated Maturity with respect to the Notes will be November 15, 2025.

(e)

Section 2.3 shall be amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the bold and double-underlined text (indicated textually in the same manner as the following example: bold and double-underlined text):

Subject to the provisions set forth below, the aggregate principal amount of the Notes that may be authenticated and delivered under this Indenture is limited to, ~~$400,000,000~~ $577,750,000 except for (i) Notes authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Notes pursuant to Section 2.5 or 2.6 of this Indenture and (ii) Notes issued in accordance with Article VIII.

Such Notes shall have the designation, original principal amount, Note Interest Rate and Stated Maturity as follows:

Designation	~~Aggregate Outstanding Amount/~~Original Notional Amount	Note Interest Rate	Stated Maturity
Notes	$25,000,000	LIBOR[1] + 4.00%	~~December 1, 2024~~ November 15, 2025

_______________

1 LIBOR refers to LIBOR for the Applicable Period.

The Notes shall be issuable in the following minimum denomination:

Note	Minimum Denomination (integral multiples)
Notes	Rule 144A: $500,000 ($1,000 in excess thereof)

(f)

2.13(b) shall be amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the bold and double-underlined text (indicated textually in the same manner as the following example: bold and double-underlined text):

After the Closing Date through and including the ~~three-month anniversary of the Closing Date~~ Effective Date, Additional Notes may be issued (each such issuance of Additional Notes, an “Increase”), in connection with the acquisition of Collateral Obligations permitted to be acquired hereunder or to be retained by the Issuer in anticipation of such acquisition; provided that an Issuer Order from the Investment Manager substantially in the form of Exhibit G (an “Increase Request”) is delivered by, or on behalf of, the Issuer and received by the Trustee. Notwithstanding the foregoing, the Issuer (or the Investment Manager on its behalf) shall not submit an Increase Request, and no such requested Increase may occur, if the Increase requested thereby will cause the quotient of the Aggregate Outstanding Amount of the Notes divided by Par Value Numerator to exceed 100%.

(g)

Exhibit A showing the Form of Rule 144A Global Note shall be amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the bold and double-underlined text (indicated textually in the same manner as the following example: bold and double-underlined text) as shown in Annex I hereto.

Section 3. Certain Requirements Deemed to be Satisfied.

Upon delivery to the Trustee of an Issuer Order in the form attached as Annex II hereto duly executed, all requirements related to the authentication, delivery and effectiveness of the Notes shall be deemed to have been satisfied as of the date hereof.

Section 4. Miscellaneous.

(A)

GOVERNING LAW. THIS SUPPLEMENTAL INDENTURE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED THEREIN WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES THEREOF.

(B)

Counterparts. This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

(C)

Effect of Headings. The Section headings herein are for convenience only and shall not affect the construction hereof.

(D)

Complete Agreement. This Supplemental Indenture set forth the entire understanding of the parties relating to the subject matter hereof and supersedes and cancels any prior communications, understandings and agreements between the parties hereto in respect thereof.

(E)

Documents Otherwise Unchanged. Except as herein provided, the Indenture shall remain unchanged and in full force and effect, and each reference to the Indenture and words of similar import in the Indenture and such other documents shall be a reference to the Indenture as amended hereby and as the same may be further amended, supplemented and otherwise modified and in effect from time to time.

(F)

Trustee Matters. The Trustee is hereby authorized and directed to execute and deliver this Supplemental Indenture and in so executing shall be entitled to the benefit of every provision of the Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee. The Trustee assumes no responsibility for the correctness of the recitals contained herein, which shall be taken as statements of the Issuer and the Trustee shall not be responsible or accountable in any way whatsoever with respect to the validity, execution or sufficiency of this Supplemental Indenture.

[remainder of page left intentionally blank]

IN WITNESS WHEREOF, the parties have caused this Supplemental Indenture to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

Gladwyne Funding LLC,
as Issuer

By:	/s/ Gerald F. Stahlecker
Name: Gerald F. Stahlecker
Title: Executive Vice President

Citibank, N.A.,
not in its individual capacity but solely as Trustee

By:	/s/ Jennifer Parker
Name: Jennifer Parker
Title: Vice President

Each of the undersigned (i) acknowledges, consents and agrees to the foregoing Supplemental Indenture, (ii) irrevocably and unconditionally waives the 15 Business Day notice requirement set forth in Section 8.1 of the Indenture and (iii) irrevocably and unconditionally waives receipt of an executed copy of this Supplemental Indenture.

GOLDMAN SACHS BANK USA,
sole Noteholder

By:	s/ Meera Bhutta
Name: Meera Bhutta
Title: Managing Director

FS ENERGY AND POWER FUND,
as Investment Manager

By:	/s/ Gerald F. Stahlecker
Name: Gerald F. Stahlecker
Title: Executive Vice President

STRAFFORD FUNDING LLC

By:	/s/ Gerald F. Stahlecker
Name: Gerald F. Stahlecker
Title: Executive Vice President

ANNEX I

Exhibit A

FORM OF RULE 144A GLOBAL NOTE

GLADWYNE FUNDING LLC

FLOATING RATE SECURED NOTE, DUE ~~2024~~ 2025

THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND THE ISSUER HAS NOT BEEN REGISTERED UNDER THE UNITED STATES INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “INVESTMENT COMPANY ACT”). THE HOLDER HEREOF, BY PURCHASING THIS NOTE, AGREES FOR THE BENEFIT OF THE ISSUER THAT SUCH NOTE MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY (A)(1) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT, PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER, IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A UNDER THE SECURITIES ACT AND THAT (U) IS A QUALIFIED PURCHASER WITHIN THE MEANING OF SECTION 3(c)(7) OF THE INVESTMENT COMPANY ACT, (V) WAS NOT FORMED FOR THE PURPOSE OF INVESTING IN THE ISSUER (EXCEPT WHEN EACH BENEFICIAL OWNER OF THE PURCHASER IS A QUALIFIED PURCHASER), (W) UNDERSTANDS AND AGREES THAT THE ISSUER MAY RECEIVE A LIST OF PARTICIPANTS IN THE SECURITIES FROM ONE OR MORE BOOK-ENTRY DEPOSITORIES, (X) IS NOT A BROKER-DEALER THAT OWNS AND INVESTS ON A DISCRETIONARY BASIS LESS THAN $25,000,000 IN SECURITIES OF UNAFFILIATED ISSUERS, (Y) IS NOT A PENSION, PROFIT-SHARING OR OTHER RETIREMENT TRUST FUND OR PLAN IN WHICH THE PARTNERS, BENEFICIARIES OR PARTICIPANTS OR AFFILIATES MAY DESIGNATE THE PARTICULAR INVESTMENT TO BE MADE AND (Z) HAS RECEIVED THE NECESSARY CONSENT FROM ITS BENEFICIAL OWNERS WHEN THE PURCHASER IS A PRIVATE INVESTMENT COMPANY FORMED ON OR BEFORE APRIL 30, 1996, AND IN A TRANSACTION THAT MAY BE EFFECTED WITHOUT LOSS OF ANY APPLICABLE INVESTMENT COMPANY ACT EXEMPTION OR EXCLUSION, (B) IN A PRINCIPAL AMOUNT OF NOT LESS THAN THE MINIMUM DENOMINATION SET FORTH IN THE INDENTURE AND (C) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES OR OTHER APPLICABLE JURISDICTION. ANY TRANSFER IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT, WILL BE VOID AB INITIO AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO THE TRANSFEREE, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO THE ISSUER, THE TRUSTEE OR ANY INTERMEDIARY. EACH TRANSFEROR OF THIS NOTE WILL PROVIDE NOTICE OF THE TRANSFER RESTRICTIONS SET FORTH HEREIN AND IN THE INDENTURE TO ITS TRANSFEREE. IN ADDITION TO THE FOREGOING, THE ISSUER MAINTAINS THE RIGHT TO RESELL SECURITIES PREVIOUSLY TRANSFERRED TO NON-PERMITTED HOLDERS (AS DEFINED IN THE INDENTURE) IN ACCORDANCE WITH AND SUBJECT TO THE TERMS OF THE INDENTURE.

ANY TRANSFER, PLEDGE OR OTHER USE OF THIS NOTE FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN, UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (“DTC”), NEW YORK, NEW YORK, TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR OF SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO.).

TRANSFERS OF THIS NOTE SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE, AND TRANSFERS OF PORTIONS OF THIS NOTE SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO HEREIN.

PRINCIPAL OF THIS NOTE IS PAYABLE AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF. ANY PERSON ACQUIRING THIS NOTE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE TRUSTEE.

THE FAILURE TO PROVIDE THE ISSUER, THE TRUSTEE AND ANY PAYING AGENT WITH THE APPLICABLE U.S. FEDERAL INCOME TAX CERTIFICATIONS (GENERALLY, AN INTERNAL REVENUE SERVICE FORM W-9 (OR SUCCESSOR APPLICABLE FORM) IN THE CASE OF A PERSON THAT IS A “UNITED STATES PERSON” WITHIN THE MEANING OF SECTION 7701(A)(30) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) WILL RESULT IN U.S. WITHHOLDING FROM PAYMENTS TO THE HOLDER IN RESPECT OF THIS NOTE.

BY ACQUIRING THIS NOTE (OR INTEREST THEREIN), EACH PURCHASER (AND, IF THE PURCHASER OR TRANSFEREE IS AN EMPLOYEE BENEFIT PLAN OR OTHER PLAN, ITS FIDUCIARY) IS DEEMED TO REPRESENT AND WARRANT THAT (1) IT IS NOT ACQUIRING THE NOTE (OR INTEREST THEREIN) WITH THE ASSETS OF AN EMPLOYEE BENEFIT PLAN (AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”)) WHICH IS SUBJECT TO TITLE I OF ERISA OR A PLAN (AS DEFINED IN SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”)) OR ANY ENTITY WHOSE UNDERLYING ASSETS INCLUDE “PLAN ASSETS” (WITHIN THE MEANING OF 29 C.F.R. § 2510.3-101, AS MODIFIED BY SECTION 3(42) OF ERISA) BY REASON OF SUCH EMPLOYEE BENEFIT PLAN’S OR PLAN’S INVESTMENT IN THE ENTITY, (2) IF THE PURCHASER OR TRANSFEREE IS A GOVERNMENTAL PLAN OR CHURCH PLAN, ITS ACQUISITION AND HOLDING OF THE NOTE (OR INTEREST THEREIN) WILL NOT GIVE RISE TO A NONEXEMPT VIOLATION OF ANY STATE, LOCAL OR OTHER LAW THAT IS SIMILAR TO THE FIDUCIARY AND PROHIBITED TRANSACTION PROVISIONS OF ERISA OR SECTION 4975 OF THE CODE AND (3) IF ACQUIRED DURING THE INITIAL INVESTMENT PERIOD (AS DEFINED IN THE INDENTURE), IT IS NOT AN AFFECTED BANK (AS DEFINED IN THE INDENTURE). ANY PURPORTED TRANSFER OF A NOTE (OR INTEREST THEREIN) TO A PURCHASER OR TRANSFEREE THAT DOES NOT COMPLY WITH THE ABOVE REQUIREMENTS SHALL BE NULL AND VOID AB INITIO.

GLADWYNE FUNDING LLC

Floating Rate Secured Note, Due ~~2024~~ 2025

Up to U.S. ~~$400,000,000~~ $577,750,000

~~R-~~1 R-2
CUSIP NO.: 376769 AA3

GLADWYNE FUNDING LLC, a Delaware limited liability company (the “Issuer”), for value received, hereby promise to pay to CEDE & CO. or its registered assigns, upon presentation and surrender of this Note (except as otherwise permitted by the Indenture hereinafter referred to), the principal sum of up to ~~FOUR HUNDRED MILLION~~ FIVE HUNDRED SEVENTY SEVEN MILLION SEVEN HUNDRED FIFTY THOUSAND United States Dollars (U.S. ~~400,000,000~~ $577,750,000) on ~~December 1, 2024~~ November 15, 2025 (the “Stated Maturity”), as adjusted by any Increases up to and including ~~December 1, 2014~~ March 15, 2015 and as adjusted upward or downward in accordance with the Schedule of Exchanges as attached hereto, or upon the unpaid principal of this Note becoming due and payable at an earlier date by declaration of acceleration, call for redemption or as otherwise provided below and in the Indenture. The Issuers promise to pay interest thereon on each Payment Date (as defined in the Indenture) in each year, commencing March 2015, and at the Stated Maturity, at the rate equal to the LIBOR for the Applicable Period plus 4.00% per annum (the “Note Interest Rate”), on the unpaid principal amount hereof until the principal hereof is paid or duly provided for in accordance with the Indenture. Notwithstanding the foregoing, in the event funds are not sufficient (in accordance with Article XI of the Indenture) to pay the Interest Distribution Amount (as defined in the Indenture) in full on any Payment Date, any deficient amount shall not be due and payable on such Payment Date and shall be deferred and included in the Interest Distribution Amount on future Payment Dates until such funds are available to pay the Interest Distribution Amount in full (“Deferred Interest”). To the extent lawful and enforceable, interest on Deferred Interest shall accrue at the Note Interest Rate until paid as provided in the Indenture. Interest shall be computed on the basis of the actual number of days elapsed in the applicable Interest Accrual Period divided by 360. The interest so payable and punctually paid on any Payment Date, and the principal payable and punctually paid on any Payment Date, will, as provided in the Indenture, be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the Regular Record Date for such interest, which shall be the fifteenth day (whether or not a Business Day) preceding such Payment Date.

The obligations of the Issuers under this Note and the Indenture are limited recourse obligations of the Issuer payable solely from the Collateral Obligations and other Collateral pledged by the Issuer in accordance with the Priority of Payments, and in the event the Collateral Obligations and other Collateral are insufficient to satisfy such obligations, any claims of Holders shall be extinguished.

This Note is one of a duly authorized issue of Floating Rate Secured Notes, Due ~~2024~~ 2025 (the “Notes”) of the Issuer, limited in aggregate principal amount to U.S. $~~400,000,000~~$577,750,000 and issued under that certain Indenture (the “Indenture”) dated as of September 11, 2014, among the Issuers and Citibank, N.A., as trustee (the “Trustee,” which term includes any successor trustee as permitted under the Indenture). Authorized under the Indenture are the Notes of the Issuer. Interest will cease to accrue on this Note, or in the case of a partial repayment, on such part, from the date of repayment or Stated Maturity unless payment of principal is improperly withheld.

Reference is hereby made to the Indenture and all indentures supplemental thereto for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Issuer, the Trustee and the Holders of the Notes and the terms upon which the Notes are, and are to be, authenticated and delivered.

Capitalized terms used herein and not otherwise defined herein shall have the meanings set forth in the Indenture.

Payments in respect of principal and interest due on any Payment Date of this Note shall be made by the Paying Agent, subject to any laws or regulations applicable thereto, by wire transfer in immediately available funds to a Dollar account maintained by DTC or its nominee to the extent practicable or otherwise by U.S. dollar check drawn on a bank in the United States of America delivered to DTC or its nominee. The final payment of interest and principal due on this Note shall be made (except as otherwise provided in the Indenture) only upon presentation and surrender of this Note at the Corporate Trust Office of the Trustee or at the office of any Paying Agent appointed under the Indenture.

The registered Holder of this Note shall be treated as the owner hereof for all purposes.

Except as specifically provided herein and in the Indenture, the Issuer shall not be required to make any payment with respect to any tax, assessment or other governmental charge imposed by any government or any political subdivision or taxing authority thereof or therein.

In certain cases this Note may be redeemed, in whole or in part, in the manner provided in the Indenture.

As specified in the Indenture and subject to conditions therein, on any Business Day, the Issuer may cause an optional redemption, in whole, or in part, of the Notes at the written direction of, or with the written consent of, the Redemption Control Class. The redemption price for the Notes shall be subject to the provisions set forth in the Indenture.

If an Event of Default shall occur and be continuing, the Notes may become or be declared due and payable in the manner and with the effect provided in the Indenture. If any such acceleration of maturity occurs prior to the Stated Maturity of this Note, the amount payable to the Holder of this Note will be equal to the aggregate unpaid principal amount of the Notes on the date this Note becomes so due and payable, together with accrued and unpaid interest on such unpaid principal amount at the Note Interest Rate.

Payments of principal and interest on this Note are subordinate to the payment on each Payment Date of certain other obligations of the Issuer in accordance with the Priority of Payments.

The Notes are issuable only in fully registered form without coupons in minimum denominations of $500,000 and integral multiples of $1,000 in excess thereof if held through a Rule 144A Global Note.

The Issuer shall arrange for the Registrar (which shall initially be the Trustee) to keep the Register. Title to this Note shall pass by registration in the Register for the Notes.

No service charge shall be made for exchanging or registering the transfer of this Note, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. The Trustee and the Registrar may request evidence reasonably satisfactory to it proving the identity of the transferee and transferor and the authenticity of their signatures.

The remedies of the Trustee and the Holder hereof, as provided herein or in the Indenture, shall be cumulative and concurrent and may be pursued solely against the Collateral. No failure on the part of the Holder or of the Trustee in exercising any right or remedy hereunder or under the Indenture shall operate as a waiver or release thereof, nor shall any single or partial exercise of any such right or remedy preclude any other further exercise thereof or the exercise of any other right or remedy hereunder or under the Indenture.

AS PROVIDED IN THE INDENTURE, THE INDENTURE AND THE NOTES SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAW OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED THEREIN WITHOUT REGARD TO THE CONFLICTS OF LAWS PRINCIPLES THEREOF.

Unless the certificate of authentication hereon has been executed by the Trustee by the manual signature of one of its Authorized Officers, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Issuers have caused this Note to be duly executed.

Dated                                          .

GLADWYNE FUNDING LLC
By:
Name:
Title:

CERTIFICATE OF AUTHENTICATION

This is one of the Notes referred to in the within-mentioned Indenture.

CITIBANK, N.A., not in its individual capacity but solely as Trustee

By:
Authorized Signatory

ASSIGNMENT FORM

For value received

hereby sells, assigns and transfers unto

Please insert social security or other identifying number of assignee

Please print or type name and address, including zip code of assignee:

the within Note and does hereby irrevocably constitute and appoint _______________

Attorney to transfer the Note on the books of the Issuer with full power of substitution in the premises.

Date:	Your Signature:
(Sign exactly as your name appears on this Note)

SCHEDULE OF EXCHANGES IN RULE 144A GLOBAL NOTE

The amount issued on the Closing Date is U.S. $25,000,000.

The following exchanges of a part of this Global Note have been made:

Date of Exchange	Amount of Decrease in Principal Amount of this Global Note	Amount of Increase in Principal Amount of this Global Note	Principal Amount of this Global Note following such Decrease (or Increase)	Signature of Authorized Officer of Trustee or Registrar

ANNEX II

[To be attached.]

GLADWYNE FUNDING LLC
c/o FS Energy and Power Fund
Cira Centre, 2929 Arch Street, Suite 675
Philadelphia, Pennsylvania 19104

Issuer Order – Section 3.2(c) and Section 3.2(e) of the Indenture

Reference is made to that certain First Supplemental Indenture dated as of December [●], 2014 which amends the Indenture, dated as of September 11, 2014 (as amended, restated, supplemented or otherwise modified from time to time, the “Indenture”), between Gladwyne Funding LLC (the “Issuer”) and Citibank, N.A., as the trustee (the “Trustee”). Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Indenture. This Certificate is being delivered by the Issuer to the Trustee pursuant to Section 3.2(c) and Section 3.2(e) of the Indenture.

The Issuer hereby requests and directs the Trustee to:

deposit (i) the Deposit to the Principal Collection Account and (ii) the Expense Reserve Amount to the Expense Reserve Account; and

(i) authenticate the Notes in the amounts set forth in Schedule I hereto; (ii) register such Notes in the names and denominations specified in Schedule I hereto; and (iii) deliver such Notes to the registered holders or, in the case of Rule 144A Global Notes, the custodian for DTC as directed by an Authorized Officer of the Issuer, on the Closing Date, or otherwise, upon the order of any such Authorized Officer.

[Signature page follows]

IN WITNESS WHEREOF, this Issuer Order is executed as of the date first written above.

GLADWYNE FUNDING LLC

By:	/s/ Gerald F. Stahlecker
Name: Gerald F. Stahlecker
Title: Executive Vice President

RECEIPT ACKNOWLEDGED:

CITIBANK, N.A.,
as Trustee

By:	/s/ Jennifer Parker
Name: Jennifer Parker
Title: Vice President

SCHEDULE I

Notes: Total Size:
Registered Number	Denominations	Registered Owner

CUSIP: 376769 AA3 ISIN: US376769AA37	Up to $577,750,000	Strafford Funding LLC